Summary Prospectus Supplement

January 25, 2019

Morgan Stanley Institutional Fund, Inc.

Supplement dated January 25, 2019 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2018

Emerging Markets Small Cap Portfolio

The section of the Summary Prospectus entitled "Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

Portfolio Managers. The Fund is managed by members of the Emerging Markets Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Tim Drinkall	Managing Director	Since inception
Omair Ansari	Vice President	January 2019

Please retain this supplement for future reference.

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